Amendment No. 1
                                       to
                          Airport Agreement No. AC-965


        THIS CONTRACT OF LEASE is made and entered into as of the 5th day of October, 1995, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Lessee" or "Midwest Express").

                              W I T N E S S E T H :

        THAT, WHEREAS, the parties hereto have heretofore entered into a lease agreement dated May 12, 1988, relating to air cargo apron space and the lease of land for construction of an aircraft maintenance hangar on the premises of General Mitchell International Airport; and,

        WHEREAS, Carrier has requested to lease the additional 53,015 square foot expansion area at the western end of the apron, adjacent to the area presently leased by Lessee; and,

        WHEREAS, County's Board of Supervisors, in its meeting of November 3, 1994, has approved an amendment to Airport Agreement No. CR-965 between Milwaukee County and Midwest Express Airlines, Inc., to add 53,015 square feet of apron to the agreement;

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated May 12, 1988, be and is hereby amended in the following particulars, to wit:

   1. Effective January 1, 1995 the following subparagraphs shall be added to Paragraph 4 to read as follows:

        "4. (f) Lessee has requested, and Lessor agrees to construct and additional aircraft parking ramp of approximately 53,015 square feet, south of the leased premises as illustrated on Exhibit "A-1" attached hereto and made a part thereof. The cost for the preferential use ramp is estimated at $362,207 of which $312,876 is anticipated from Federal Airport Improvement Program funding and $49,331 is "local share" to be provided by Lessor.

             (g) Effective January 1, 1995, Lessee agrees to pay monthly fees to Lessor sufficient to cover the principal and interest costs of bonds issued by Lessor to fund its local share. Calculation of said fees as shown in Exhibit B-1 attached thereto and made a part hereof is preliminary and subject to adjustment when actual construction quantities and costs and bond interest costs are known.

             (h) Effective January 1, 1995, Lessee further agrees to pay monthly fees for the maintenance and operation of the expanded aircraft parking ramp, estimated at $10,000 per year. The maintenance and operation component is subject to annual adjustment based on review by Lessor of actual expenses incurred in the prior year."

   2. In Paragraph 4. (a), line 4, delete the words "non-exclusive" and insert "preferential."

   3. Except as specifically provided herein, the terms and conditions of the Agreement heretofore entered into between the parties dated May 12, 1988, shall remain in full force and effect.


        IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                      MILWAUKEE COUNTY
   APPROVED:                          a municipal corporation


   /s/__________________10/3/95       By  /s/ Tyrone P. Dumas 10-5-95
   Airport Director    Date                Tyrone P.Dumas
   Director of Public Works


   /s/__________________10/5/95       By /s/ Rod Lanser 10-5-95
   Corporation Counsel Date                Rod Lanser
                                           County Clerk


                                             LESSOR


                                      MIDWEST EXPRESS AIRLINES, INC.
                                      a Delaware corporation


                                      By /s/ Timothy E. Hoeksema
                                         Timothy E. Hoeksema

                                      Title President
                                      Date  9/22/95

                                      By___________________________

                                      Title________________________
                                      Date_________________________


                                LESSEE

   STATE OF WISCONSIN )
                      )  ss
   MILWAUKEE COUNTY   )

        Personally came before me this 5th day of October, 1995, the above named Tyrone P. Dumas, Director of Public Works of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County made by its authority.

                                 /s/ Connie Arnold
                                 Notary Public, Milwaukee County, Wis.
                                 My commission expires  July 28, 1996



   STATE OF WISCONSIN )
                      )  ss
   MILWAUKEE COUNTY   )

        Personally came before me this 5th day of October, 1995 the above named Rod Lanser, County Clerk of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County made by its authority.

                            /s/ Mark E. Ryan
                            Notary Public, Milwaukee County, Wis.
                            My commission expires October 20, 1996

   STATE OF WISCONSIN       )
                            ) ss
   COUNTY OF MILWAUKEE      )

        Personally came before me this  22nd  day of  September, 1995,

   Timothy E. Hoeksema,                                 President,
   ______________________________________  _________________________________
          (Name)                                        (Title)
   and  _________________________________, _________________________________,
                  (Name)                        (Title)
   of MIDWEST EXPRESS AIRLINES, INC., to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

                                 /s/ Linda C. Snyder
                                 Notary Public, Linda C. Snyder
                                 My commission expires 2/29/96